SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 1, 1997
(Date of earliest event reported)




                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                        033-49370                13-3672337
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(State or Other Juris-         (Commission            (I.R.S. Employer
diction of Incorporation)       File Number)           Identification No.)


Two World Financial Center, Building B, New York, New York               10281
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(Address of Principal Executive Office)                              (Zip Code)


Registrant's telephone number, including area code:  (212) 667-9300
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                     This Document contains exactly 7 pages.

ITEM 5.  OTHER EVENTS

     On February 1, 1997, a First Amendment was executed to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Asset Securitization Corporation, as depositor, Pacific Mutual Life Insurance Company, as servicer, CRIIMI MAE Services Limited Partnership, as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent, of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-D2 (the "Certificates").



   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)      Exhibits

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.                   Description
-----------             -----------                   -----------

    1                         4         First Amendment to Pooling and Servicing
                                        Agreement, dated as of February 1, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       ASSET SECURITIZATION
                                          CORPORATION





                                       By: /s/ Perry Gershon
                                           -----------------------
                                           Perry Gershon
                                           Vice President


Date: April 4, 1997

                                  EXHIBIT INDEX

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.                   Description
-----------             -----------                   -----------

    1                         4         First Amendment to Pooling and Servicing
                                        Agreement, dated as of February 1, 1997.